UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2006

                             Longview Fibre Company
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

     Washington                  001-10061                     91-0298760
--------------------------------------------------------------------------------
  (State or other          (Commission File Number)         (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)

                   300 Fibre Way, Longview, Washington 98632
                   ------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (360) 425-1550


                                Not applicable.
             -----------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01     Regulation FD Disclosure.


         A press release issued by Longview Fibre Company on April 17, 2006 is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 9.01.    Financial Statements and Exhibits.


(d) Exhibits.


Exhibit
Number        Description

99.1          Press release issued by Longview Fibre Company on April 17, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LONGVIEW FIBRE COMPANY
                                               (Registrant)


Date: April 17, 2006                      By: /s/ Lisa J. McLaughlin
                                              --------------------------------
                                              Lisa J. McLaughlin
                                              Senior Vice President - Finance,
                                                 Secretary and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number        Description

99.1          Press release issued by Longview Fibre Company on April 17, 2006